METROPOLITAN SERIES FUND, INC.
Sub-Item 77Q1 Exhibits

In response to Sub-Item 77Q1(a) the following documents are incorporated by reference:

        Articles of Amendment of Metropolitan Series Fund, Inc., dated January 28, 2005, are incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement of Metropolitan Series Fund, Inc. filed on April 29, 2005.

        Articles Supplementary of Metropolitan Series Fund, Inc., dated March 3, 2005, are incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement of Metropolitan Series Fund, Inc. filed on April 29, 2005.

In response to Sub-Item 77Q1(e) the following documents are attached herewith.

        Articles of Amendment of Metropolitan Series Fund,   Exhibit 77Q1(a)(i)
        Inc., dated April 28, 2005
        Articles Supplementary of Metropolitan Series Fund, Exhibit 77Q1(a)(ii) Inc., dated May 12, 2005

In response to Sub-Item 77Q1(e) the following advisory and subadvisory agreements are incorporated by reference:

        Advisory and Subadvisory Agreements relating to BlackRock Aggressive Growth Portfolio are incorporated by reference to Post-Effective Amendment No. 39 to the Registration Statement of Metropolitan Series Fund, Inc. filed on February 7, 2005.

        Advisory and Subadvisory Agreements relating to BlackRock Diversified Portfolio are incorporated by reference to Post-Effective Amendment No. 39 to the Registration Statement of Metropolitan Series Fund, Inc. filed on February 7, 2005.

        Advisory and Subadvisory Agreements relating to BlackRock Investment Trust Portfolio are incorporated by reference to Post-Effective Amendment No. 39 to the Registration Statement of Metropolitan Series Fund, Inc. filed on February 7, 2005.

        Advisory and Subadvisory Agreements relating to BlackRock Strategic Value Portfolio are incorporated by reference to Post-Effective Amendment No. 39 to the Registration Statement of Metropolitan Series Fund, Inc. filed on February 7, 2005.

        Advisory and Subadvisory Agreements relating to BlackRock Large Cap Value Portfolio are incorporated by reference to Post-Effective Amendment No. 39 to the Registration Statement of Metropolitan Series Fund, Inc. filed on February 7, 2005.

        Subadvisory Agreement relating to BlackRock Bond Income Portfolio is incorporated by reference to Post-Effective Amendment No. 39 to the Registration Statement of Metropolitan Series Fund, Inc. filed on February 7, 2005.

        Subadvisory Agreement relating to BlackRock Legacy Large Cap Growth Portfolio is incorporated by reference to Post-Effective Amendment No. 39 to the Registration Statement of Metropolitan Series Fund, Inc. filed on February 7, 2005.

        Subadvisory Agreement relating to BlackRock Money Market Portfolio is incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement of Metropolitan Series Fund, Inc. filed on April 29, 2005.

        Sub-Investment Management Agreement relating to T. Rowe Price Large Cap Growth Portfolio is incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement of Metropolitan Series Fund, Inc. filed on April 29, 2005.

In response to Sub-Item 77Q1(e) the following Advisory Agreements are attached herewith.

Portfolio
---------
MetLife Conservative Allocation Portfolio                   Exhibit 77Q1(e)(i)
MetLife Conservative to Moderate Allocation Portfolio       Exhibit 77Q1(e)(ii)
MetLife Moderate Allocation Portfolio                       Exhibit 77Q1(e)(iii)
MetLife Moderate to Aggressive Allocation Portfolio         Exhibit 77Q1(e)(iv)
MetLife Aggressive Allocation Portfolio                     Exhibit 77Q1(e)(v)

In response to Sub-Item 77Q1(e) the following Sub-Investment Management Agreement is attached herewith.

Portfolio
---------
Oppenheimer Global Equity Portfolio                         Exhibit 77Q1(e)(vi)

                                                              Exhibit 77Q1(a)(i)

                         METROPOLITAN SERIES FUND, INC.

                            ARTICLES OF AMENDMENT FOR
                            CHANGE IN PORTFOLIO NAME

        Metropolitan Series Fund, Inc., a Maryland corporation, having its principal office in the State of Maryland c/o United Corporate Services, Inc., 20 South Charles Street, Suite 1200, Baltimore, Maryland 21201 (hereinafter "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

        FIRST: The Articles of Incorporation of the Corporation are hereby amended effective May 1, 2005 by changing the designation of certain classes of stock, identified therein, as follows:

     Original Designation                            New Designation
     --------------------                            ---------------
--------------------------------------------------------------------------------
Scudder Global Equity Portfolio            Oppenheimer Global Equity Portfolio
--------------------------------------------------------------------------------
   Neuberger Berman Partners                         Neuberger Berman
    Mid Cap Value Portfolio                      Mid Cap Value Portfolio
--------------------------------------------------------------------------------

        SECOND: The Amendment to the Articles of Incorporation of the Corporation as hereinabove set forth was approved by a majority of the entire Board of Directors of the Corporation, and is limited to a change expressly permitted by Section 2-605(a)(2) of the Maryland General Corporation Law to be made without action by the Corporation's Shareholders.

        THIRD: The undersigned President of the Corporation acknowledges these Articles of Amendment to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.

        IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be executed in its name and on its behalf by its President and attested to by its Secretary on April 28, 2005.

ATTEST:                                METROPOLITAN SERIES FUND, INC.

/s/ Thomas M. Lenz                          By: /s/ Hugh C. McHaffie
------------------------                        ----------------------------
Thomas M. Lenz                                  Hugh C. McHaffie
Secretary                                       President

                                                             Exhibit 77Q1(a)(ii)

                         METROPOLITAN SERIES FUND, INC.

                             ARTICLES SUPPLEMENTARY

                                       TO

                            ARTICLES OF INCORPORATION

        METROPOLITAN SERIES FUND, INC., a Maryland corporation having its principal office in this State c/o United Corporate Services, Inc., 20 South Charles Street, Suite 1200, Baltimore, Maryland 21201 (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

        FIRST: The Board of Directors of the Corporation (the "Board of Directors"), at a meeting duly convened and held on April 28, 2005, adopted resolutions classifying or reclassifying sixty million (60,000,000) unissued shares of capital stock of the Corporation of the par value of $0.01 per share by: (i) decreasing the aggregate number of Class B shares and Class E shares of the BlackRock Aggressive Growth Portfolio from fifty million (50,000,000) to forty million (40,000,000), respectively; (ii) increasing the aggregate number of Class B shares of the BlackRock Money Market Portfolio from five million (5,000,000) to fifteen million (15,000,000); (iii) decreasing the aggregate number of Class B shares of the Met/Putnam Voyager Portfolio from twenty-five million (25,000,000) to five million (5,000,000) and decreasing the aggregate number of Class E shares of such Portfolio from fifteen million (15,000,000) to five million (5,000,000); and (iv) increasing the aggregate number of Class A shares of the Salomon Brothers U.S. Government Portfolio from fifty million (50,000,000) to one hundred million (100,000,000) and decreasing the aggregate number of Class B shares of such Portfolio from twenty-five million (25,000,000) to fifteen million (15,000,000)

so that the total number of shares of authorized capital stock of the Corporation shall be divided among the following classes of capital stock, each class comprising the number of shares and having the designations, preferences, rights, voting powers and such qualifications, limitations and restrictions as are hereinafter set forth:

                                                         Existing Shares of         Reclassified Shares of
                      Class                               Authorized Stock             Authorized Stock
BlackRock Aggressive Growth Portfolio                         350,000,000                  330,000,000
BlackRock Bond Income Portfolio                                45,000,000                   45,000,000
BlackRock Diversified Portfolio                               325,000,000                  325,000,000
BlackRock Investment Trust Portfolio                          350,000,000                  350,000,000
BlackRock Large Cap Value Portfolio                           100,000,000                  100,000,000
BlackRock Legacy Large Cap Growth Portfolio                   125,000,000                  125,000,000
BlackRock Money Market Portfolio                               60,000,000                   70,000,000
BlackRock Strategic Value Portfolio                           165,000,000                  165,000,000
Capital Guardian U.S. Equity Portfolio                        125,000,000                  125,000,000
Davis Venture Value Portfolio                                 250,000,000                  250,000,000
FI International Stock Portfolio                              135,000,000                  135,000,000
FI Mid Cap Opportunities Portfolio                            205,000,000                  205,000,000
FI Value Leaders Portfolio                                     25,000,000                   25,000,000

                                                         Existing Shares of         Reclassified Shares of
                      Class                               Authorized Stock             Authorized Stock
Franklin Templeton Small Cap Growth Portfolio                 100,000,000                  100,000,000
Harris Oakmark Focused Value Portfolio                         45,000,000                   45,000,000
Harris Oakmark Large Cap Value Portfolio                      125,000,000                  125,000,000
Jennison Growth Portfolio                                     215,000,000                  215,000,000
Lehman Brothers Aggregate Bond Index Portfolio                225,000,000                  225,000,000
Loomis Sayles Small Cap Portfolio                              20,000,000                   20,000,000
Met/Putnam Voyager Portfolio                                   90,000,000                   60,000,000
MetLife Aggressive Allocation Portfolio                        20,000,000                   20,000,000
MetLife Conservative Allocation Portfolio                      20,000,000                   20,000,000
MetLife Conservative to Moderate Allocation Portfolio          20,000,000                   20,000,000
MetLife Mid Cap Stock Index Portfolio                         100,000,000                  100,000,000
MetLife Moderate Allocation Portfolio                          20,000,000                   20,000,000
MetLife Moderate to Aggressive Allocation Portfolio            20,000,000                   20,000,000
MetLife Stock Index Portfolio                                 450,000,000                  450,000,000
MFS Investors Trust Portfolio                                 100,000,000                  100,000,000
MFS Total Return Portfolio                                     60,000,000                   60,000,000
Morgan Stanley EAFE Index Portfolio                           100,000,000                  100,000,000
Neuberger Berman Mid Cap Value Portfolio                      100,000,000                  100,000,000
Oppenheimer Global Equity Portfolio                           100,000,000                  100,000,000
Russell 2000 Index Portfolio                                  125,000,000                  125,000,000
Salomon Brothers Strategic Bond Opportunities Portfolio       100,000,000                  100,000,000
Salomon Brothers U.S. Government Portfolio                    100,000,000                  140,000,000
T. Rowe Price Large Cap Growth Portfolio                      100,000,000                  100,000,000
T. Rowe Price Small Cap Growth Portfolio                      125,000,000                  125,000,000
Zenith Equity Portfolio                                        10,000,000                   10,000,000

Unclassified                                                          -0-                          -0-

Total                                                       4,750,000,000                4,750,000,000

                                                         Authorized          Authorized           Authorized
                                                           Shares              Shares               Shares
                       Class                          of Class A Stock    of Class B Stock     of Class E Stock
BlackRock Aggressive Growth Portfolio                      250,000,000          40,000,000           40,000,000
BlackRock Bond Income Portfolio                             25,000,000          10,000,000           10,000,000
BlackRock Diversified Portfolio                            275,000,000          25,000,000           25,000,000
BlackRock Investment Trust Portfolio                       250,000,000          50,000,000           50,000,000
BlackRock Large Cap Value Portfolio                         50,000,000          25,000,000           25,000,000
BlackRock Legacy Large Cap Growth Portfolio                 75,000,000          25,000,000           25,000,000
BlackRock Money Market Portfolio                            50,000,000          15,000,000            5,000,000
BlackRock Strategic Value Portfolio                        100,000,000          25,000,000           40,000,000
Capital Guardian U.S. Equity Portfolio                      90,000,000          25,000,000           10,000,000
Davis Venture Value Portfolio                              130,000,000          20,000,000          100,000,000
FI International Stock Portfolio                            85,000,000          25,000,000           25,000,000

                                                         Authorized          Authorized           Authorized
                                                           Shares              Shares               Shares
                       Class                          of Class A Stock    of Class B Stock     of Class E Stock
FI Mid Cap Opportunities Portfolio                         155,000,000          25,000,000           25,000,000
FI Value Leaders Portfolio                                  15,000,000           5,000,000            5,000,000
Franklin Templeton Small Cap Growth Portfolio               50,000,000          25,000,000           25,000,000
Harris Oakmark Focused Value Portfolio                      15,000,000          15,000,000           15,000,000
Harris Oakmark Large Cap Value Portfolio                    75,000,000          25,000,000           25,000,000
Jennison Growth Portfolio                                  100,000,000         100,000,000           15,000,000
Lehman Brothers Aggregate Bond Index Portfolio             125,000,000          50,000,000           50,000,000
Loomis Sayles Small Cap Portfolio                           10,000,000           5,000,000            5,000,000
Met/Putnam Voyager Portfolio                                50,000,000           5,000,000            5,000,000
MetLife Aggressive Allocation Portfolio                     10,000,000           5,000,000            5,000,000
MetLife Conservative Allocation Portfolio                   10,000,000           5,000,000            5,000,000
MetLife Conservative to Moderate Allocation
Portfolio                                                   10,000,000           5,000,000            5,000,000
MetLife Mid Cap Stock Index Portfolio                       50,000,000          25,000,000           25,000,000
MetLife Moderate Allocation Portfolio                       10,000,000           5,000,000            5,000,000
MetLife Moderate to Aggressive Allocation Portfolio         10,000,000           5,000,000            5,000,000
MetLife Stock Index Portfolio                              350,000,000          50,000,000           50,000,000
MFS Investors Trust Portfolio                               50,000,000          25,000,000           25,000,000
MFS Total Return Portfolio                                  30,000,000          15,000,000           15,000,000
Morgan Stanley EAFE Index Portfolio                         50,000,000          25,000,000           25,000,000
Neuberger Berman Mid Cap Value Portfolio                    50,000,000          25,000,000           25,000,000
Oppenheimer Global Equity Portfolio                         50,000,000          25,000,000           25,000,000
Russell 2000 Index Portfolio                                75,000,000          25,000,000           25,000,000
Salomon Brothers Strategic Bond Opportunities
Portfolio                                                   50,000,000          25,000,000           25,000,000
Salomon Brothers U.S. Government Portfolio                 100,000,000          15,000,000           25,000,000
T. Rowe Price Large Cap Growth Portfolio                    50,000,000          25,000,000           25,000,000
T. Rowe Price Small Cap Growth Portfolio                    75,000,000          25,000,000           25,000,000
Zenith Equity Portfolio                                     10,000,000                 ---                  ---

        SECOND: A description of the "Class A, " the "Class B" and the "Class E" shares of each Portfolio indicated above, including the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications and the terms or conditions of redemption of, such shares, as set by the Board of Directors, is as follows:

        (a) Except as described in (b) and (c) below, the "Class A," the "Class B" and the "Class E" shares of a Portfolio shall be identical in all respects, and shall have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption.

        (b) For purposes of computing the net asset values of a Portfolio's shares: (1) only the "Class B" and the "Class E" shares shall be charged with the fees under any plan adopted pursuant to Rule 12b-1 for that Portfolio under the Investment Company Act of 1940 (the "1940 Act"), and such fees shall be at a maximum annual rate of .50% of the amount of the average Portfolio's daily net assets that are attributable to the "Class B" and/or the "Class E" shares; (2) the Portfolio's "Class A" or "Class B" or "Class E" shares, respectively, shall be separately charged with other expenses, liabilities or losses that are properly allocable to the "Class A" or "Class B" or "Class E" shares pursuant to paragraph (a)(1) of Rule 18f-3 under the 1940 Act and an effective plan adopted pursuant to said Rule 18f-3; and (3) no dividends or other distributions shall be charged against the Portfolio's "Class A" or "Class B" or "Class E" shares other than those actually paid, respectively, on those classes.

        (c) A Portfolio's dividends and distributions (including those in connection with any liquidation of the Portfolio), gains and losses, as well as other expenses that are not allocated differently as between the Portfolio's classes pursuant to (b) above, shall be allocated between that Portfolio's "Class A, " "Class B" and "Class E" shares on a consistent basis in accordance with the requirements of Rule 18f-3(c)(1) and the terms of the Rule 18f-3 plan, referred to in (b) above, as in effect from time to time.

        THIRD: (a) The holders of each share of stock of the Corporation shall be entitled to one vote for each full share, and a fractional vote for each fractional share of stock, irrespective of the class, then standing in his name on the books of the Corporation. On any matter submitted to a vote of the stockholders, all shares of the Corporation then issued and outstanding and entitled to vote shall be voted in the aggregate and not by class except (i) when otherwise required by law and (ii) if the Board of Directors, in its sole discretion, determines that any matter concerns only one or more particular class or classes, it may direct that only holders of that class or those classes may vote on the matter.

        (b) Except as the Board of Directors may provide in classifying or reclassifying any unissued shares of stock, each class of stock of the Corporation shall have the following powers, preferences or other special rights, and the qualifications, restrictions, and limitations thereof shall be as follows:

                (i) Except as maybe otherwise provided herein, all consideration received by the Corporation for the issue or sale of shares of stock of any class in a given Portfolio, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form, shall constitute assets of that Portfolio (and its class or classes), as opposed to any other Portfolios and classes of the Corporation, subject only to the rights of creditors, and are herein referred to as assets "belonging to" that Portfolio. Any assets, income, earnings, profits, and proceeds thereof, funds or payments which are not readily identifiable as belonging to any particular Portfolio, shall be allocated by or under the supervision of the Board of Directors to and among any one or more of the Portfolios established and designated from time to time, in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable.

                (ii) The Board of Directors may from time to time declare and pay dividends or distributions, in stock or in cash, on any or all classes of stock, the amount of such dividends and distributions and the payment of them being wholly in the discretion of the Board of Directors, giving due consideration to the interests of each class and to the interests of the Corporation as a whole. Pursuant, to the foregoing:

                (A) Dividends or distributions on shares of any Portfolio shall be paid only out of surplus or other lawfully available assets determined by the Board of Directors as belonging to such Portfolio.

                (B) Inasmuch as the Corporation intends to qualify as a "regulated open-end investment company" under the Internal Revenue Code of 1986, as amended, or any successor or statute comparable thereto, and regulations promulgated thereunder, and inasmuch as the computation of net income and gains for Federal income tax purposes may vary from the computation thereof on the books of the Corporation, the Board of Directors shall have the power in its discretion to distribute in any fiscal years as dividends, including dividends designated in whole or in part as capital gains distributions, amounts sufficient in the opinion of the Board of Directors, to enable the Corporation to qualify as a regulated investment company and to avoid liability for the Corporation for Federal income tax in respect to that year. In furtherance, and not in limitation of the foregoing, in the event that a Portfolio has a net capital loss for a fiscal year, and to the extent that a net capital loss for a fiscal year offsets net capital gains from one or more of the other Portfolios, the amount to be deemed available for distribution to the Portfolio or Portfolios with the net capital gain may be reduced by the amount offset.

                (iii) The assets belonging to any Portfolio shall be charged with the liabilities in respect to such Portfolio, and shall also be charged with its share of the general liabilities of the Corporation in proportion to the net asset value of the respective Portfolios before allocation of general liabilities. However, the decision of the Board of Directors as to the amount of assets and liabilities belonging to the Corporation, and their allocation to a given Portfolio or Portfolios shall be final and conclusive.

                (iv) In the event of the liquidation of the Corporation, the stockholders of each Portfolio that has been established and designated shall be entitled to receive, as a group, the excess of the assets belonging to that Portfolio over the liabilities belonging to that Portfolio. The assets so distributable to the stockholders of any particular Portfolio that has but a single class of outstanding shares shall be distributed among such stockholders in proportion to the number of shares of that Portfolio held by them and recorded on the books of the Corporation. Any assets not readily identifiable as belonging to any particular Portfolio shall be allocated by or under the supervision of the Board of Directors to and among any one or more of the Portfolios established and designated, as provided herein. Any such allocation by the Board of Directors shall be conclusive and binding for all purposes.

                (v) Each holder of shares of capital stock of the Corporation shall be entitled to require the Corporation to redeem all or any part of the shares of capital stock of the Corporation standing in the name of such holder on the books of the Corporation, at the redemption price of such shares as in effect from time to time, subject to the right of the Board of Directors to suspend the right of redemption of shares of capital stock of the Corporation or postpone the time of payment of such redemption price in accordance with provisions of applicable law. The redemption price of shares of capital stock of the Corporation shall be the net asset value thereof as determined by, or pursuant to the discretion of the Board of Directors from time to time in accordance with the provisions of applicable law, less such redemption fee or other charge, if any, as may be fixed by resolution of the Board of Directors. Redemption shall be conditional upon the

        Corporation having funds legally available therefore. Payment of the redemption price shall be made in cash or by check or current funds, or in assets other than cash, by the Corporation at such time and in such manner as may be determined from time to time by the Board of Directors.

                (vi) The Corporation's shares of stock are issued and sold, and all persons who shall acquire stock of the Corporation shall acquire the same, subject to the condition and understanding that the provisions of the Articles of Incorporation of the Corporation, as from time to time amended, shall be binding upon them.

        FOURTH: The shares aforesaid have been duly classified or reclassified by the Board of Directors pursuant to the authority and power contained in
Article V of the Articles of Incorporation of the Corporation.

        FIFTH: These Articles Supplementary have been approved by the Board of Directors in the manner and by the vote required by law.

        SIXTH: The undersigned President of the Corporation acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.

        IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be executed in its name and on its behalf by its President on May 12, 2005

ATTEST:                                METROPOLITAN SERIES FUND, INC.

/s/ Thomas M. Lenz                           By: /s/ Hugh C. McHaffie
------------------------                         ---------------------------
Thomas M. Lenz                                   Hugh C. McHaffie
Secretary                                        President

                                                              Exhibit 77Q1(e)(i)

                         METROPOLITAN SERIES FUND, INC.

                               ADVISORY AGREEMENT
                   (MetLife Conservative Allocation Portfolio)

        AGREEMENT entered into on the May 1, 2005 by and between METROPOLITAN SERIES FUND, INC., a Maryland corporation (the "Fund"), with respect to its MetLife Conservative Allocation Portfolio (the "Portfolio"), and METLIFE ADVISERS, LLC, a Delaware limited liability company (the "Manager").

                                   WITNESSETH:

        WHEREAS, the Fund and the Manager wish to enter into an agreement setting forth the terms upon which the Manager (or certain other parties acting pursuant to delegation from the Manager) will perform certain services for the Portfolio;

        NOW THEREFORE, in consideration of the premises and covenants hereinafter contained, the parties agree as follows:

        1.(a) The Fund hereby employs the Manager to furnish the Fund with Portfolio Management Services (as defined in Section 2 hereof) and Administrative Services (as defined in Section 3 hereof), subject to the authority of the Manager to delegate any or all of its responsibilities hereunder to other parties as provided in Sections 1(b) and (c) hereof. The Manager hereby accepts such employment and agrees, at its own expense, to furnish such services (either directly or pursuant to delegation to other parties as permitted by Sections 1(b) and (c) hereof) and to assume the obligations herein set forth, for the compensation herein provided. The Manager shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

        (b) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services (and assumption of related expenses) to one or more other parties (each such party, a "Sub-Adviser"), pursuant in each case to a written agreement with such Sub-Adviser that meets the requirements of Section 15 of the Investment Company Act of 1940 and the rules thereunder (the "1940 Act") applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the directors of the Fund and the shareholders of the Portfolio), subject, however, to such exemptions as may be granted by the Securities and Exchange Commission. Any Sub-Adviser may (but need not) be affiliated with the Manager. If different Sub-Advisers are engaged to provide Portfolio Management Services with respect to different segments of the Portfolio, the Manager shall determine, in the manner described in the prospectus of the Portfolio from time to time in effect, what portion of the assets belonging to the Portfolio shall be managed by each Sub-Adviser.

        (c) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Administrative Services to one or more other parties (each such party, an "Administrator") selected by the Manager. Any Administrator may (but need not) be affiliated with the Manager.

        (d) The Manager agrees that all books and records which it maintains for the Fund are the Fund's property. The Manager also agrees upon request of the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Manager shall permit all books and records with respect to the Portfolio to be inspected and audited by the Fund and the Administrator at all reasonable times during normal business hours, upon reasonable notice. The Manager further agrees to maintain and preserve the Fund's books and records in accordance with the 1940 Act and rules thereunder.

        2. As used in this Agreement, "Portfolio Management Services" means management of the investment and reinvestment of the assets belonging to the Portfolio, consisting specifically of the following:

                (a) obtaining and evaluating such economic, statistical and financial data and information and undertaking such additional investment research as shall be necessary or advisable for the management of the investment and reinvestment of the assets belonging to the Portfolio in accordance with the Portfolio's investment objectives and policies;

                (b) formulating and implementing a continuous investment program for the Portfolio, which may consist of investing the assets of the Portfolio in other registered investment companies;

                (c) taking such steps as are necessary to implement the investment policies of the Portfolio by purchasing and selling of securities, including the placing of orders for such purchase and sale; and

                (d) regularly reporting to the Board of Directors of the Fund with respect to the implementation of the investment policies of the Portfolio.

For so long as the Portfolio is an asset allocation portfolio and a fund of funds under Section 12(d)(1)(G) of the 1940 Act, the Manager shall be responsible for the following:

                (a) at least annually, in conjunction with the publication of the Portfolio's annual prospectus update and at such other dates as shall be determined by the Manager, set the annual asset allocation targets and select the underlying portfolios in which the Portfolio shall invest to approximate such targets ("Portfolio Targets");

                (b) re-evaluating and adjusting, as appropriate, such targets and underlying portfolios;

                (c) re-balancing on a quarterly basis or such other basis as shall be determined by the Manager the assets of the Portfolio based on the Portfolio's then-current Portfolio Targets;

                (d) monitoring the performance of the Portfolio and the performance of the underlying portfolios throughout the year;

                (e) monitoring the subadvisers of the underlying portfolios throughout the year; and

                (f) determining whether an underlying portfolio change, or a Portfolio Target change is appropriate in the event of a change in the subadviser of an underlying portfolio.

        3. As used in this Agreement, "Administrative Services" means the provision to the Fund, by or at the expense of the Manager, of the following:

                (a) office space in such place or places as may be agreed upon from time to time by the Fund and the Manager, and all necessary office supplies, facilities and equipment;

                (b) necessary executive and other personnel for managing the affairs of the Portfolio, including personnel to perform clerical, bookkeeping, accounting, stenographic and other office functions (exclusive of those related to and to be performed under contract for custodial, transfer, dividend and plan agency services by the entity or entities selected to perform such services);

                (c) compensation, if any, of directors of the Fund who are directors, officers or employees of the Manager, any Sub-Adviser or any Administrator or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Administrator;

                (d) all services, other than services of counsel, required in connection with the preparation of registration statements and prospectuses, including amendments and revisions thereto, all annual, semiannual and periodic reports, and notices and proxy solicitation material furnished to shareholders of the Fund or regulatory authorities, to the extent that any such materials relate to the business of the Portfolio, to the shareholders thereof or otherwise to the Portfolio, the Portfolio to be treated for these purposes as a separate legal entity and fund; and

                (e) supervision and oversight of the Portfolio Management Services provided by each Sub-Adviser, and oversight of all matters relating to compliance by the Fund with applicable laws and with the Fund's investment policies, restrictions and guidelines, if the Manager has delegated to one or more Sub-Advisers any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services.

        4. Nothing in section 3 hereof shall require the Manager to bear, or to reimburse the Fund for:

                (a) any of the costs of printing and mailing the items referred to in sub-section (d) of this section 3;

                (b) any of the costs of preparing, printing and distributing sales literature;

                (c) compensation of directors of the Fund who are not directors, officers or employees of the Manager, any Sub-Adviser or any Administrator or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Administrator;

                (d) registration, filing and other fees in connection with requirements of regulatory authorities;

                (e) the charges and expenses of any entity appointed by the Fund for custodial, paying agent, shareholder servicing and plan agent services;

                (f) charges and expenses of independent accountants retained by the Fund;

                (g) charges and expenses of any transfer agents and registrars appointed by the Fund;

                (h) brokers' commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party;

                (i) taxes and fees payable by the Fund to federal, state or other governmental agencies;

                (j) any cost of certificates representing shares of the Fund;

                (k) legal fees and expenses in connection with the affairs of the Fund including registering and qualifying its shares with Federal and State regulatory authorities;

                (l) expenses of meetings of shareholders and directors of the Fund; and

                (m)     interest, including interest on borrowings by the Fund.

        5. All activities undertaken by the Manager or any Sub-Adviser or Administrator pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of Directors of the Fund, any duly constituted committee thereof or any officer of the Fund acting pursuant to like authority.

        6. The services to be provided by the Manager and any Sub-Adviser or Administrator hereunder are not to be deemed exclusive and the Manager and any Sub-Adviser or Administrator shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.

        7. As full compensation for all services rendered, facilities furnished and expenses borne by the Manager hereunder, the Fund shall pay the Manager compensation at the annual rate of .10% of the Portfolio's average daily net assets. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Directors of the Fund may from time to time determine and specify in writing to the Manager. The Manager hereby acknowledges that the Fund's obligation to pay such compensation is binding only on the assets and property belonging to the Portfolio.

        8. If the total of all ordinary business expenses of the Fund as a whole (including investment advisory fees but excluding taxes and portfolio brokerage commissions) for any fiscal year exceeds the lowest applicable percentage of average net assets or income limitations prescribed by any state in which shares of the Portfolio are qualified for sale, the Manager shall pay such excess. Solely for purposes of applying such limitations in accordance with the foregoing sentence, the Portfolio and the Fund shall each be deemed to be a separate fund subject to such limitations. Should the applicable state limitation provisions fail to specify how the average net assets of the Fund or belonging to the Portfolio are to be calculated, that figure shall be calculated by reference to the average daily net assets of the Fund or the Portfolio, as the case may be.

        9. It is understood that any of the shareholders, directors, officers, employees and agents of the Fund may be a shareholder, director, officer, employee or agent of, or be otherwise interested in, the Manager, any affiliated person of the Manager, any organization in which the Manager may have an interest or any organization which may have an interest in the Manager; that the Manager, any such affiliated person or any such organization may have an interest in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the articles of incorporation of the Fund, the limited liability company agreement of the Manager or specific provisions of applicable law.

        10. This Agreement shall become effective as of the date of its execution, and

                (a) unless otherwise terminated, this Agreement shall continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on, such approval;

                (b) this Agreement may at any time be terminated on sixty days' written notice to the Manager either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio;

                (c) this Agreement shall automatically terminate in the event of its assignment;

                (d) this Agreement may be terminated by the Manager on ninety days' written notice to the Fund;

        Termination of this Agreement pursuant to this section 10 shall be without the payment of any penalty.

        11. This Agreement may be amended at any time by mutual consent of the parties, provided that, if required by law (as may be modified by any exemptions received by the Manager), such consent on the part of the Fund shall have been approved by vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

        12. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act. References in this Agreement to any assets, property or liabilities "belonging to" the Portfolio shall have the meaning defined in the Fund's articles of incorporation as amended from time to time.

        13. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund, to any shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

METROPOLITAN SERIES FUND, INC.,             METLIFE ADVISERS, LLC
on behalf of its MetLife Conservative
Allocation Portfolio

By: /s/ John F. Guthrie, Jr.                By: /s/ John F. Guthrie, Jr.
    ---------------------------                 ----------------------------
    John F. Guthrie, Jr.                        John F. Guthrie, Jr.
    Senior Vice President                       Senior Vice President

                                                             Exhibit 77Q1(e)(ii)

                         METROPOLITAN SERIES FUND, INC.

                               ADVISORY AGREEMENT
             (MetLife Conservative to Moderate Allocation Portfolio)

        AGREEMENT entered into on the May 1, 2005 by and between METROPOLITAN SERIES FUND, INC., a Maryland corporation (the "Fund"), with respect to its MetLife Conservative to Moderate Allocation Portfolio (the "Portfolio"), and METLIFE ADVISERS, LLC, a Delaware limited liability company (the "Manager").

                                   WITNESSETH:

        WHEREAS, the Fund and the Manager wish to enter into an agreement setting forth the terms upon which the Manager (or certain other parties acting pursuant to delegation from the Manager) will perform certain services for the Portfolio;

        NOW THEREFORE, in consideration of the premises and covenants hereinafter contained, the parties agree as follows:

        1.(a) The Fund hereby employs the Manager to furnish the Fund with Portfolio Management Services (as defined in Section 2 hereof) and Administrative Services (as defined in Section 3 hereof), subject to the authority of the Manager to delegate any or all of its responsibilities hereunder to other parties as provided in Sections 1(b) and (c) hereof. The Manager hereby accepts such employment and agrees, at its own expense, to furnish such services (either directly or pursuant to delegation to other parties as permitted by Sections 1(b) and (c) hereof) and to assume the obligations herein set forth, for the compensation herein provided. The Manager shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

        (b) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services (and assumption of related expenses) to one or more other parties (each such party, a "Sub-Adviser"), pursuant in each case to a written agreement with such Sub-Adviser that meets the requirements of Section 15 of the Investment Company Act of 1940 and the rules thereunder (the "1940 Act") applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the directors of the Fund and the shareholders of the Portfolio), subject, however, to such exemptions as may be granted by the Securities and Exchange Commission. Any Sub-Adviser may (but need not) be affiliated with the Manager. If different Sub-Advisers are engaged to provide Portfolio Management Services with respect to different segments of the Portfolio, the Manager shall determine, in the manner described in the prospectus of the Portfolio from time to time in effect, what portion of the assets belonging to the Portfolio shall be managed by each Sub-Adviser.

        (c) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Administrative Services to one or more other parties (each such party, an "Administrator") selected by the Manager. Any Administrator may (but need not) be affiliated with the Manager.

        (d) The Manager agrees that all books and records which it maintains for the Fund are the Fund's property. The Manager also agrees upon request of the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Manager shall permit all books and records with respect to the Portfolio to be inspected and audited by the Fund and the Administrator at all reasonable times during normal business hours, upon reasonable notice. The Manager further agrees to maintain and preserve the Fund's books and records in accordance with the 1940 Act and rules thereunder.

        2. As used in this Agreement, "Portfolio Management Services" means management of the investment and reinvestment of the assets belonging to the Portfolio, consisting specifically of the following:

                (a) obtaining and evaluating such economic, statistical and financial data and information and undertaking such additional investment research as shall be necessary or advisable for the management of the investment and reinvestment of the assets belonging to the Portfolio in accordance with the Portfolio's investment objectives and policies;

                (b) formulating and implementing a continuous investment program for the Portfolio, which may consist of investing the assets of the Portfolio in other registered investment companies;

                (c) taking such steps as are necessary to implement the investment policies of the Portfolio by purchasing and selling of securities, including the placing of orders for such purchase and sale; and

                (d) regularly reporting to the Board of Directors of the Fund with respect to the implementation of the investment policies of the Portfolio.

For so long as the Portfolio is an asset allocation portfolio and a fund of funds under Section 12(d)(1)(G) of the 1940 Act, the Manager shall be responsible for the following:

                (a) at least annually, in conjunction with the publication of the Portfolio's annual prospectus update and at such other dates as shall be determined by the Manager, set the annual asset allocation targets and select the underlying portfolios in which the Portfolio shall invest to approximate such targets ("Portfolio Targets");

                (b) re-evaluating and adjusting, as appropriate, such targets and underlying portfolios;

                (c) re-balancing on a quarterly basis or such other basis as shall be determined by the Manager the assets of the Portfolio based on the Portfolio's then-current Portfolio Targets;

                (d) monitoring the performance of the Portfolio and the performance of the underlying portfolios throughout the year;

                (e) monitoring the subadvisers of the underlying portfolios throughout the year; and

                (f) determining whether an underlying portfolio change, or a Portfolio Target change is appropriate in the event of a change in the subadviser of an underlying portfolio.

        3. As used in this Agreement, "Administrative Services" means the provision to the Fund, by or at the expense of the Manager, of the following:

                (a) office space in such place or places as may be agreed upon from time to time by the Fund and the Manager, and all necessary office supplies, facilities and equipment;

                (b) necessary executive and other personnel for managing the affairs of the Portfolio, including personnel to perform clerical, bookkeeping, accounting, stenographic and other office functions (exclusive of those related to and to be performed under contract for custodial, transfer, dividend and plan agency services by the entity or entities selected to perform such services);

                (c) compensation, if any, of directors of the Fund who are directors, officers or employees of the Manager, any Sub-Adviser or any Administrator or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Administrator;

                (d) all services, other than services of counsel, required in connection with the preparation of registration statements and prospectuses, including amendments and revisions thereto, all annual, semiannual and periodic reports, and notices and proxy solicitation material furnished to shareholders of the Fund or regulatory authorities, to the extent that any such materials relate to the business of the Portfolio, to the shareholders thereof or otherwise to the Portfolio, the Portfolio to be treated for these purposes as a separate legal entity and fund; and

                (e) supervision and oversight of the Portfolio Management Services provided by each Sub-Adviser, and oversight of all matters relating to compliance by the Fund with applicable laws and with the Fund's investment policies, restrictions and guidelines, if the Manager has delegated to one or more Sub-Advisers any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services.

        4. Nothing in section 3 hereof shall require the Manager to bear, or to reimburse the Fund for:

                (a) any of the costs of printing and mailing the items referred to in sub-section (d) of this section 3;

                (b) any of the costs of preparing, printing and distributing sales literature;

                (c) compensation of directors of the Fund who are not directors, officers or employees of the Manager, any Sub-Adviser or any Administrator or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Administrator;

                (d) registration, filing and other fees in connection with requirements of regulatory authorities;

                (e) the charges and expenses of any entity appointed by the Fund for custodial, paying agent, shareholder servicing and plan agent services;

                (f) charges and expenses of independent accountants retained by the Fund;

                (g) charges and expenses of any transfer agents and registrars appointed by the Fund;

                (h) brokers' commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party;

                (i) taxes and fees payable by the Fund to federal, state or other governmental agencies;

                (j) any cost of certificates representing shares of the Fund;

                (k) legal fees and expenses in connection with the affairs of the Fund including registering and qualifying its shares with Federal and State regulatory authorities;

                (l) expenses of meetings of shareholders and directors of the Fund; and

                (m)     interest, including interest on borrowings by the Fund.

        5. All activities undertaken by the Manager or any Sub-Adviser or Administrator pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of Directors of the Fund, any duly constituted committee thereof or any officer of the Fund acting pursuant to like authority.

        6. The services to be provided by the Manager and any Sub-Adviser or Administrator hereunder are not to be deemed exclusive and the Manager and any Sub-Adviser or Administrator shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.

        7. As full compensation for all services rendered, facilities furnished and expenses borne by the Manager hereunder, the Fund shall pay the Manager compensation at the annual rate of .10% of the Portfolio's average daily net assets. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Directors of the Fund may from time to time determine and specify in writing to the Manager. The Manager hereby acknowledges that the Fund's obligation to pay such compensation is binding only on the assets and property belonging to the Portfolio.

        8. If the total of all ordinary business expenses of the Fund as a whole (including investment advisory fees but excluding taxes and portfolio brokerage commissions) for any fiscal year exceeds the lowest applicable percentage of average net assets or income limitations prescribed by any state in which shares of the Portfolio are qualified for sale, the Manager shall pay such excess. Solely for purposes of applying such limitations in accordance with the foregoing sentence, the Portfolio and the Fund shall each be deemed to be a separate fund subject to such limitations. Should the applicable state limitation provisions fail to specify how the average net assets of the Fund or belonging to the Portfolio are to be calculated, that figure shall be calculated by reference to the average daily net assets of the Fund or the Portfolio, as the case may be.

        9. It is understood that any of the shareholders, directors, officers, employees and agents of the Fund may be a shareholder, director, officer, employee or agent of, or be otherwise interested in, the Manager, any affiliated person of the Manager, any organization in which the Manager may have an interest or any organization which may have an interest in the Manager; that the Manager, any such affiliated person or any such organization may have an interest in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the articles of incorporation of the Fund, the limited liability company agreement of the Manager or specific provisions of applicable law.

        10. This Agreement shall become effective as of the date of its execution, and

                (a) unless otherwise terminated, this Agreement shall continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on, such approval;

                (b) this Agreement may at any time be terminated on sixty days' written notice to the Manager either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio;

                (c) this Agreement shall automatically terminate in the event of its assignment;

                (d) this Agreement may be terminated by the Manager on ninety days' written notice to the Fund;

        Termination of this Agreement pursuant to this section 10 shall be without the payment of any penalty.

        11. This Agreement may be amended at any time by mutual consent of the parties, provided that, if required by law (as may be modified by any exemptions received by the Manager), such consent on the part of the Fund shall have been approved by vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

        12. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act. References in this Agreement to any assets, property or liabilities "belonging to" the Portfolio shall have the meaning defined in the Fund's articles of incorporation as amended from time to time.

        13. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund, to any shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

METROPOLITAN SERIES FUND, INC.,             METLIFE ADVISERS, LLC
on behalf of its MetLife Conservative
to Moderate Allocation Portfolio

By: /s/ John F. Guthrie, Jr.                By: /s/ John F. Guthrie, Jr.
    ---------------------------                 ----------------------------
    John F. Guthrie, Jr.                        John F. Guthrie, Jr.
    Senior Vice President                       Senior Vice President

                                                            Exhibit 77Q1(e)(iii)

                         METROPOLITAN SERIES FUND, INC.

                               ADVISORY AGREEMENT
                     (MetLife Moderate Allocation Portfolio)

        AGREEMENT entered into on the May 1, 2005 by and between METROPOLITAN SERIES FUND, INC., a Maryland corporation (the "Fund"), with respect to its MetLife Moderate Allocation Portfolio (the "Portfolio"), and METLIFE ADVISERS, LLC, a Delaware limited liability company (the "Manager").

                                   WITNESSETH:

        WHEREAS, the Fund and the Manager wish to enter into an agreement setting forth the terms upon which the Manager (or certain other parties acting pursuant to delegation from the Manager) will perform certain services for the Portfolio;

        NOW THEREFORE, in consideration of the premises and covenants hereinafter contained, the parties agree as follows:

        1.(a) The Fund hereby employs the Manager to furnish the Fund with Portfolio Management Services (as defined in Section 2 hereof) and Administrative Services (as defined in Section 3 hereof), subject to the authority of the Manager to delegate any or all of its responsibilities hereunder to other parties as provided in Sections 1(b) and (c) hereof. The Manager hereby accepts such employment and agrees, at its own expense, to furnish such services (either directly or pursuant to delegation to other parties as permitted by Sections 1(b) and (c) hereof) and to assume the obligations herein set forth, for the compensation herein provided. The Manager shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

        (b) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services (and assumption of related expenses) to one or more other parties (each such party, a "Sub-Adviser"), pursuant in each case to a written agreement with such Sub-Adviser that meets the requirements of Section 15 of the Investment Company Act of 1940 and the rules thereunder (the "1940 Act") applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the directors of the Fund and the shareholders of the Portfolio), subject, however, to such exemptions as may be granted by the Securities and Exchange Commission. Any Sub-Adviser may (but need not) be affiliated with the Manager. If different Sub-Advisers are engaged to provide Portfolio Management Services with respect to different segments of the Portfolio, the Manager shall determine, in the manner described in the prospectus of the Portfolio from time to time in effect, what portion of the assets belonging to the Portfolio shall be managed by each Sub-Adviser.

        (c) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Administrative Services to one or more other parties (each such party, an "Administrator") selected by the Manager. Any Administrator may (but need not) be affiliated with the Manager.

        (d) The Manager agrees that all books and records which it maintains for the Fund are the Fund's property. The Manager also agrees upon request of the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Manager shall permit all books and records with respect to the Portfolio to be inspected and audited by the Fund and the Administrator at all reasonable times during normal business hours, upon reasonable notice. The Manager further agrees to maintain and preserve the Fund's books and records in accordance with the 1940 Act and rules thereunder.

        2. As used in this Agreement, "Portfolio Management Services" means management of the investment and reinvestment of the assets belonging to the Portfolio, consisting specifically of the following:

                (a) obtaining and evaluating such economic, statistical and financial data and information and undertaking such additional investment research as shall be necessary or advisable for the management of the investment and reinvestment of the assets belonging to the Portfolio in accordance with the Portfolio's investment objectives and policies;

                (b) formulating and implementing a continuous investment program for the Portfolio, which may consist of investing the assets of the Portfolio in other registered investment companies;

                (c) taking such steps as are necessary to implement the investment policies of the Portfolio by purchasing and selling of securities, including the placing of orders for such purchase and sale; and

                (d) regularly reporting to the Board of Directors of the Fund with respect to the implementation of the investment policies of the Portfolio.

For so long as the Portfolio is an asset allocation portfolio and a fund of funds under Section 12(d)(1)(G) of the 1940 Act, the Manager shall be responsible for the following:

                (a) at least annually, in conjunction with the publication of the Portfolio's annual prospectus update and at such other dates as shall be determined by the Manager, set the annual asset allocation targets and select the underlying portfolios in which the Portfolio shall invest to approximate such targets ("Portfolio Targets");

                (b) re-evaluating and adjusting, as appropriate, such targets and underlying portfolios;

                (c) re-balancing on a quarterly basis or such other basis as shall be determined by the Manager the assets of the Portfolio based on the Portfolio's then-current Portfolio Targets;

                (d) monitoring the performance of the Portfolio and the performance of the underlying portfolios throughout the year;

                (e) monitoring the subadvisers of the underlying portfolios throughout the year; and

                (f) determining whether an underlying portfolio change, or a Portfolio Target change is appropriate in the event of a change in the subadviser of an underlying portfolio.

        3. As used in this Agreement, "Administrative Services" means the provision to the Fund, by or at the expense of the Manager, of the following:

                (a) office space in such place or places as may be agreed upon from time to time by the Fund and the Manager, and all necessary office supplies, facilities and equipment;

                (b) necessary executive and other personnel for managing the affairs of the Portfolio, including personnel to perform clerical, bookkeeping, accounting, stenographic and other office functions (exclusive of those related to and to be performed under contract for custodial, transfer, dividend and plan agency services by the entity or entities selected to perform such services);

                (c) compensation, if any, of directors of the Fund who are directors, officers or employees of the Manager, any Sub-Adviser or any Administrator or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Administrator;

                (d) all services, other than services of counsel, required in connection with the preparation of registration statements and prospectuses, including amendments and revisions thereto, all annual, semiannual and periodic reports, and notices and proxy solicitation material furnished to shareholders of the Fund or regulatory authorities, to the extent that any such materials relate to the business of the Portfolio, to the shareholders thereof or otherwise to the Portfolio, the Portfolio to be treated for these purposes as a separate legal entity and fund; and

                (e) supervision and oversight of the Portfolio Management Services provided by each Sub-Adviser, and oversight of all matters relating to compliance by the Fund with applicable laws and with the Fund's investment policies, restrictions and guidelines, if the Manager has delegated to one or more Sub-Advisers any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services.

        4. Nothing in section 3 hereof shall require the Manager to bear, or to reimburse the Fund for:

                (a) any of the costs of printing and mailing the items referred to in sub-section (d) of this section 3;

                (b) any of the costs of preparing, printing and distributing sales literature;

                (c) compensation of directors of the Fund who are not directors, officers or employees of the Manager, any Sub-Adviser or any Administrator or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Administrator;

                (d) registration, filing and other fees in connection with requirements of regulatory authorities;

                (e) the charges and expenses of any entity appointed by the Fund for custodial, paying agent, shareholder servicing and plan agent services;

                (f) charges and expenses of independent accountants retained by the Fund;

                (g) charges and expenses of any transfer agents and registrars appointed by the Fund;

                (h) brokers' commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party;

                (i) taxes and fees payable by the Fund to federal, state or other governmental agencies;

                (j) any cost of certificates representing shares of the Fund;

                (k) legal fees and expenses in connection with the affairs of the Fund including registering and qualifying its shares with Federal and State regulatory authorities;

                (l) expenses of meetings of shareholders and directors of the Fund; and

                (m)     interest, including interest on borrowings by the Fund.

        5. All activities undertaken by the Manager or any Sub-Adviser or Administrator pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of Directors of the Fund, any duly constituted committee thereof or any officer of the Fund acting pursuant to like authority.

        6. The services to be provided by the Manager and any Sub-Adviser or Administrator hereunder are not to be deemed exclusive and the Manager and any Sub-Adviser or Administrator shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.

        7. As full compensation for all services rendered, facilities furnished and expenses borne by the Manager hereunder, the Fund shall pay the Manager compensation at the annual rate of .10% of the Portfolio's average daily net assets. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Directors of the Fund may from time to time determine and specify in writing to the Manager. The Manager hereby acknowledges that the Fund's obligation to pay such compensation is binding only on the assets and property belonging to the Portfolio.

        8. If the total of all ordinary business expenses of the Fund as a whole (including investment advisory fees but excluding taxes and portfolio brokerage commissions) for any fiscal year exceeds the lowest applicable percentage of average net assets or income limitations prescribed by any state in which shares of the Portfolio are qualified for sale, the Manager shall pay such excess. Solely for purposes of applying such limitations in accordance with the foregoing sentence, the Portfolio and the Fund shall each be deemed to be a separate fund subject to such limitations. Should the applicable state limitation provisions fail to specify how the average net assets of the Fund or belonging to the Portfolio are to be calculated, that figure shall be calculated by reference to the average daily net assets of the Fund or the Portfolio, as the case may be.

        9. It is understood that any of the shareholders, directors, officers, employees and agents of the Fund may be a shareholder, director, officer, employee or agent of, or be otherwise interested in, the Manager, any affiliated person of the Manager, any organization in which the Manager may have an interest or any organization which may have an interest in the Manager; that the Manager, any such affiliated person or any such organization may have an interest in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the articles of incorporation of the Fund, the limited liability company agreement of the Manager or specific provisions of applicable law.

        10. This Agreement shall become effective as of the date of its execution, and

                (a) unless otherwise terminated, this Agreement shall continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on, such approval;

                (b) this Agreement may at any time be terminated on sixty days' written notice to the Manager either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio;

                (c) this Agreement shall automatically terminate in the event of its assignment;

                (d) this Agreement may be terminated by the Manager on ninety days' written notice to the Fund;

        Termination of this Agreement pursuant to this section 10 shall be without the payment of any penalty.

        11. This Agreement may be amended at any time by mutual consent of the parties, provided that, if required by law (as may be modified by any exemptions received by the Manager), such consent on the part of the Fund shall have been approved by vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

        12. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act. References in this Agreement to any assets, property or liabilities "belonging to" the Portfolio shall have the meaning defined in the Fund's articles of incorporation as amended from time to time.

        13. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund, to any shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

METROPOLITAN SERIES FUND, INC.,             METLIFE ADVISERS, LLC
on behalf of its MetLife Moderate
Allocation Portfolio

By: /s/ John F. Guthrie, Jr.                By: /s/ John F. Guthrie, Jr.
    -------------------------------             --------------------------------
    John F. Guthrie, Jr.                        John F. Guthrie, Jr.
    Senior Vice President                       Senior Vice President

                                                             Exhibit 77Q1(e)(iv)

                         METROPOLITAN SERIES FUND, INC.

                               ADVISORY AGREEMENT
              (MetLife Moderate to Aggressive Allocation Portfolio)

        AGREEMENT entered into on the May 1, 2005 by and between METROPOLITAN SERIES FUND, INC., a Maryland corporation (the "Fund"), with respect to its MetLife Moderate to Aggressive Allocation Portfolio (the "Portfolio"), and METLIFE ADVISERS, LLC, a Delaware limited liability company (the "Manager").

                                   WITNESSETH:

        WHEREAS, the Fund and the Manager wish to enter into an agreement setting forth the terms upon which the Manager (or certain other parties acting pursuant to delegation from the Manager) will perform certain services for the Portfolio;

        NOW THEREFORE, in consideration of the premises and covenants hereinafter contained, the parties agree as follows:

        1.(a) The Fund hereby employs the Manager to furnish the Fund with Portfolio Management Services (as defined in Section 2 hereof) and Administrative Services (as defined in Section 3 hereof), subject to the authority of the Manager to delegate any or all of its responsibilities hereunder to other parties as provided in Sections 1(b) and (c) hereof. The Manager hereby accepts such employment and agrees, at its own expense, to furnish such services (either directly or pursuant to delegation to other parties as permitted by Sections 1(b) and (c) hereof) and to assume the obligations herein set forth, for the compensation herein provided. The Manager shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

        (b) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services (and assumption of related expenses) to one or more other parties (each such party, a "Sub-Adviser"), pursuant in each case to a written agreement with such Sub-Adviser that meets the requirements of Section 15 of the Investment Company Act of 1940 and the rules thereunder (the "1940 Act") applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the directors of the Fund and the shareholders of the Portfolio), subject, however, to such exemptions as may be granted by the Securities and Exchange Commission. Any Sub-Adviser may (but need not) be affiliated with the Manager. If different Sub-Advisers are engaged to provide Portfolio Management Services with respect to different segments of the Portfolio, the Manager shall determine, in the manner described in the prospectus of the Portfolio from time to time in effect, what portion of the assets belonging to the Portfolio shall be managed by each Sub-Adviser.

        (c) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Administrative Services to one or more other parties (each such party, an "Administrator") selected by the Manager. Any Administrator may (but need not) be affiliated with the Manager.

        (d) The Manager agrees that all books and records which it maintains for the Fund are the Fund's property. The Manager also agrees upon request of the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Manager shall permit all books and records with respect to the Portfolio to be inspected and audited by the Fund and the Administrator at all reasonable times during normal business hours, upon reasonable notice. The Manager further agrees to maintain and preserve the Fund's books and records in accordance with the 1940 Act and rules thereunder.

        2. As used in this Agreement, "Portfolio Management Services" means management of the investment and reinvestment of the assets belonging to the Portfolio, consisting specifically of the following:

                (a) obtaining and evaluating such economic, statistical and financial data and information and undertaking such additional investment research as shall be necessary or advisable for the management of the investment and reinvestment of the assets belonging to the Portfolio in accordance with the Portfolio's investment objectives and policies;

                (b) formulating and implementing a continuous investment program for the Portfolio, which may consist of investing the assets of the Portfolio in other registered investment companies;

                (c) taking such steps as are necessary to implement the investment policies of the Portfolio by purchasing and selling of securities, including the placing of orders for such purchase and sale; and

                (d) regularly reporting to the Board of Directors of the Fund with respect to the implementation of the investment policies of the Portfolio.

For so long as the Portfolio is an asset allocation portfolio and a fund of funds under Section 12(d)(1)(G) of the 1940 Act, the Manager shall be responsible for the following:

                (a) at least annually, in conjunction with the publication of the Portfolio's annual prospectus update and at such other dates as shall be determined by the Manager, set the annual asset allocation targets and select the underlying portfolios in which the Portfolio shall invest to approximate such targets ("Portfolio Targets");

                (b) re-evaluating and adjusting, as appropriate, such targets and underlying portfolios;

                (c) re-balancing on a quarterly basis or such other basis as shall be determined by the Manager the assets of the Portfolio based on the Portfolio's then-current Portfolio Targets;

                (d) monitoring the performance of the Portfolio and the performance of the underlying portfolios throughout the year;

                (e) monitoring the subadvisers of the underlying portfolios throughout the year; and

                (f) determining whether an underlying portfolio change, or a Portfolio Target change is appropriate in the event of a change in the subadviser of an underlying portfolio.

        3. As used in this Agreement, "Administrative Services" means the provision to the Fund, by or at the expense of the Manager, of the following:

                (a) office space in such place or places as may be agreed upon from time to time by the Fund and the Manager, and all necessary office supplies, facilities and equipment;

                (b) necessary executive and other personnel for managing the affairs of the Portfolio, including personnel to perform clerical, bookkeeping, accounting, stenographic and other office functions (exclusive of those related to and to be performed under contract for custodial, transfer, dividend and plan agency services by the entity or entities selected to perform such services);

                (c) compensation, if any, of directors of the Fund who are directors, officers or employees of the Manager, any Sub-Adviser or any Administrator or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Administrator;

                (d) all services, other than services of counsel, required in connection with the preparation of registration statements and prospectuses, including amendments and revisions thereto, all annual, semiannual and periodic reports, and notices and proxy solicitation material furnished to shareholders of the Fund or regulatory authorities, to the extent that any such materials relate to the business of the Portfolio, to the shareholders thereof or otherwise to the Portfolio, the Portfolio to be treated for these purposes as a separate legal entity and fund; and

                (e) supervision and oversight of the Portfolio Management Services provided by each Sub-Adviser, and oversight of all matters relating to compliance by the Fund with applicable laws and with the Fund's investment policies, restrictions and guidelines, if the Manager has delegated to one or more Sub-Advisers any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services.

        4. Nothing in section 3 hereof shall require the Manager to bear, or to reimburse the Fund for:

                (a) any of the costs of printing and mailing the items referred to in sub-section (d) of this section 3;

                (b) any of the costs of preparing, printing and distributing sales literature;

                (c) compensation of directors of the Fund who are not directors, officers or employees of the Manager, any Sub-Adviser or any Administrator or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Administrator;

                (d) registration, filing and other fees in connection with requirements of regulatory authorities;

                (e) the charges and expenses of any entity appointed by the Fund for custodial, paying agent, shareholder servicing and plan agent services;

                (f) charges and expenses of independent accountants retained by the Fund;

                (g) charges and expenses of any transfer agents and registrars appointed by the Fund;

                (h) brokers' commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party;

                (i) taxes and fees payable by the Fund to federal, state or other governmental agencies;

                (j) any cost of certificates representing shares of the Fund;

                (k) legal fees and expenses in connection with the affairs of the Fund including registering and qualifying its shares with Federal and State regulatory authorities;

                (l) expenses of meetings of shareholders and directors of the Fund; and

                (m)     interest, including interest on borrowings by the Fund.

        5. All activities undertaken by the Manager or any Sub-Adviser or Administrator pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of Directors of the Fund, any duly constituted committee thereof or any officer of the Fund acting pursuant to like authority.

        6. The services to be provided by the Manager and any Sub-Adviser or Administrator hereunder are not to be deemed exclusive and the Manager and any Sub-Adviser or Administrator shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.

        7. As full compensation for all services rendered, facilities furnished and expenses borne by the Manager hereunder, the Fund shall pay the Manager compensation at the annual rate of .10% of the Portfolio's average daily net assets. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Directors of the Fund may from time to time determine and specify in writing to the Manager. The Manager hereby acknowledges that the Fund's obligation to pay such compensation is binding only on the assets and property belonging to the Portfolio.

        8. If the total of all ordinary business expenses of the Fund as a whole (including investment advisory fees but excluding taxes and portfolio brokerage commissions) for any fiscal year exceeds the lowest applicable percentage of average net assets or income limitations prescribed by any state in which shares of the Portfolio are qualified for sale, the Manager shall pay such excess. Solely for purposes of applying such limitations in accordance with the foregoing sentence, the Portfolio and the Fund shall each be deemed to be a separate fund subject to such limitations. Should the applicable state limitation provisions fail to specify how the average net assets of the Fund or belonging to the Portfolio are to be calculated, that figure shall be calculated by reference to the average daily net assets of the Fund or the Portfolio, as the case may be.

        9. It is understood that any of the shareholders, directors, officers, employees and agents of the Fund may be a shareholder, director, officer, employee or agent of, or be otherwise interested in, the Manager, any affiliated person of the Manager, any organization in which the Manager may have an interest or any organization which may have an interest in the Manager; that the Manager, any such affiliated person or any such organization may have an interest in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the articles of incorporation of the Fund, the limited liability company agreement of the Manager or specific provisions of applicable law.

        10. This Agreement shall become effective as of the date of its execution, and

                (a) unless otherwise terminated, this Agreement shall continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on, such approval;

                (b) this Agreement may at any time be terminated on sixty days' written notice to the Manager either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio;

                (c) this Agreement shall automatically terminate in the event of its assignment;

                (d) this Agreement may be terminated by the Manager on ninety days' written notice to the Fund;

        Termination of this Agreement pursuant to this section 10 shall be without the payment of any penalty.

        11. This Agreement may be amended at any time by mutual consent of the parties, provided that, if required by law (as may be modified by any exemptions received by the Manager), such consent on the part of the Fund shall have been approved by vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

        12. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act. References in this Agreement to any assets, property or liabilities "belonging to" the Portfolio shall have the meaning defined in the Fund's articles of incorporation as amended from time to time.

        13. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund, to any shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

METROPOLITAN SERIES FUND, INC.,             METLIFE ADVISERS, LLC
on behalf of its MetLife Moderate to
Aggressive Allocation Portfolio

By: /s/ John F. Guthrie, Jr.                By: /s/ John F. Guthrie, Jr.
    ----------------------------                ----------------------------
    John F. Guthrie, Jr.                        John F. Guthrie, Jr.
    Senior Vice President                       Senior Vice President

                                                              Exhibit 77Q1(e)(v)

                         METROPOLITAN SERIES FUND, INC.

                               ADVISORY AGREEMENT
                    (MetLife Aggressive Allocation Portfolio)

        AGREEMENT entered into on the May 1, 2005 by and between METROPOLITAN SERIES FUND, INC., a Maryland corporation (the "Fund"), with respect to its MetLife Aggressive Allocation Portfolio (the "Portfolio"), and METLIFE ADVISERS, LLC, a Delaware limited liability company (the "Manager").

                                   WITNESSETH:

        WHEREAS, the Fund and the Manager wish to enter into an agreement setting forth the terms upon which the Manager (or certain other parties acting pursuant to delegation from the Manager) will perform certain services for the Portfolio;

        NOW THEREFORE, in consideration of the premises and covenants hereinafter contained, the parties agree as follows:

        1.(a) The Fund hereby employs the Manager to furnish the Fund with Portfolio Management Services (as defined in Section 2 hereof) and Administrative Services (as defined in Section 3 hereof), subject to the authority of the Manager to delegate any or all of its responsibilities hereunder to other parties as provided in Sections 1(b) and (c) hereof. The Manager hereby accepts such employment and agrees, at its own expense, to furnish such services (either directly or pursuant to delegation to other parties as permitted by Sections 1(b) and (c) hereof) and to assume the obligations herein set forth, for the compensation herein provided. The Manager shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

        (b) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services (and assumption of related expenses) to one or more other parties (each such party, a "Sub-Adviser"), pursuant in each case to a written agreement with such Sub-Adviser that meets the requirements of Section 15 of the Investment Company Act of 1940 and the rules thereunder (the "1940 Act") applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the directors of the Fund and the shareholders of the Portfolio), subject, however, to such exemptions as may be granted by the Securities and Exchange Commission. Any Sub-Adviser may (but need not) be affiliated with the Manager. If different Sub-Advisers are engaged to provide Portfolio Management Services with respect to different segments of the Portfolio, the Manager shall determine, in the manner described in the prospectus of the Portfolio from time to time in effect, what portion of the assets belonging to the Portfolio shall be managed by each Sub-Adviser.

        (c) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Administrative Services to one or more other parties (each such party, an "Administrator") selected by the Manager. Any Administrator may (but need not) be affiliated with the Manager.

        (d) The Manager agrees that all books and records which it maintains for the Fund are the Fund's property. The Manager also agrees upon request of the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Manager shall permit all books and records with respect to the Portfolio to be inspected and audited by the Fund and the Administrator at all reasonable times during normal business hours, upon reasonable notice. The Manager further agrees to maintain and preserve the Fund's books and records in accordance with the 1940 Act and rules thereunder.

        2. As used in this Agreement, "Portfolio Management Services" means management of the investment and reinvestment of the assets belonging to the Portfolio, consisting specifically of the following:

                (a) obtaining and evaluating such economic, statistical and financial data and information and undertaking such additional investment research as shall be necessary or advisable for the management of the investment and reinvestment of the assets belonging to the Portfolio in accordance with the Portfolio's investment objectives and policies;

                (b) formulating and implementing a continuous investment program for the Portfolio, which may consist of investing the assets of the Portfolio in other registered investment companies;

                (c) taking such steps as are necessary to implement the investment policies of the Portfolio by purchasing and selling of securities, including the placing of orders for such purchase and sale; and

                (d) regularly reporting to the Board of Directors of the Fund with respect to the implementation of the investment policies of the Portfolio.

For so long as the Portfolio is an asset allocation portfolio and a fund of funds under Section 12(d)(1)(G) of the 1940 Act, the Manager shall be responsible for the following:

                (a) at least annually, in conjunction with the publication of the Portfolio's annual prospectus update and at such other dates as shall be determined by the Manager, set the annual asset allocation targets and select the underlying portfolios in which the Portfolio shall invest to approximate such targets ("Portfolio Targets");

                (b) re-evaluating and adjusting, as appropriate, such targets and underlying portfolios;

                (c) re-balancing on a quarterly basis or such other basis as shall be determined by the Manager the assets of the Portfolio based on the Portfolio's then-current Portfolio Targets;

                (d) monitoring the performance of the Portfolio and the performance of the underlying portfolios throughout the year;

                (e) monitoring the subadvisers of the underlying portfolios throughout the year; and

                (f) determining whether an underlying portfolio change, or a Portfolio Target change is appropriate in the event of a change in the subadviser of an underlying portfolio.

        3. As used in this Agreement, "Administrative Services" means the provision to the Fund, by or at the expense of the Manager, of the following:

                (a) office space in such place or places as may be agreed upon from time to time by the Fund and the Manager, and all necessary office supplies, facilities and equipment;

                (b) necessary executive and other personnel for managing the affairs of the Portfolio, including personnel to perform clerical, bookkeeping, accounting, stenographic and other office functions (exclusive of those related to and to be performed under contract for custodial, transfer, dividend and plan agency services by the entity or entities selected to perform such services);

                (c) compensation, if any, of directors of the Fund who are directors, officers or employees of the Manager, any Sub-Adviser or any Administrator or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Administrator;

                (d) all services, other than services of counsel, required in connection with the preparation of registration statements and prospectuses, including amendments and revisions thereto, all annual, semiannual and periodic reports, and notices and proxy solicitation material furnished to shareholders of the Fund or regulatory authorities, to the extent that any such materials relate to the business of the Portfolio, to the shareholders thereof or otherwise to the Portfolio, the Portfolio to be treated for these purposes as a separate legal entity and fund; and

                (e) supervision and oversight of the Portfolio Management Services provided by each Sub-Adviser, and oversight of all matters relating to compliance by the Fund with applicable laws and with the Fund's investment policies, restrictions and guidelines, if the Manager has delegated to one or more Sub-Advisers any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services.

        4. Nothing in section 3 hereof shall require the Manager to bear, or to reimburse the Fund for:

                (a) any of the costs of printing and mailing the items referred to in sub-section (d) of this section 3;

                (b) any of the costs of preparing, printing and distributing sales literature;

                (c) compensation of directors of the Fund who are not directors, officers or employees of the Manager, any Sub-Adviser or any Administrator or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Administrator;

                (d) registration, filing and other fees in connection with requirements of regulatory authorities;

                (e) the charges and expenses of any entity appointed by the Fund for custodial, paying agent, shareholder servicing and plan agent services;

                (f) charges and expenses of independent accountants retained by the Fund;

                (g) charges and expenses of any transfer agents and registrars appointed by the Fund;

                (h) brokers' commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party;

                (i) taxes and fees payable by the Fund to federal, state or other governmental agencies;

                (j) any cost of certificates representing shares of the Fund;

                (k) legal fees and expenses in connection with the affairs of the Fund including registering and qualifying its shares with Federal and State regulatory authorities;

                (l)     expenses of meetings of shareholders and directors of

        the Fund; and

                (m)     interest, including interest on borrowings by the Fund.

        5. All activities undertaken by the Manager or any Sub-Adviser or Administrator pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of Directors of the Fund, any duly constituted committee thereof or any officer of the Fund acting pursuant to like authority.

        6. The services to be provided by the Manager and any Sub-Adviser or Administrator hereunder are not to be deemed exclusive and the Manager and any Sub-Adviser or Administrator shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.

        7. As full compensation for all services rendered, facilities furnished and expenses borne by the Manager hereunder, the Fund shall pay the Manager compensation at the annual rate of .10% of the Portfolio's average daily net assets. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Directors of the Fund may from time to time determine and specify in writing to the Manager. The Manager hereby acknowledges that the Fund's obligation to pay such compensation is binding only on the assets and property belonging to the Portfolio.

        8. If the total of all ordinary business expenses of the Fund as a whole (including investment advisory fees but excluding taxes and portfolio brokerage commissions) for any fiscal year exceeds the lowest applicable percentage of average net assets or income limitations prescribed by any state in which shares of the Portfolio are qualified for sale, the Manager shall pay such excess. Solely for purposes of applying such limitations in accordance with the foregoing sentence, the Portfolio and the Fund shall each be deemed to be a separate fund subject to such limitations. Should the applicable state limitation provisions fail to specify how the average net assets of the Fund or belonging to the Portfolio are to be calculated, that figure shall be calculated by reference to the average daily net assets of the Fund or the Portfolio, as the case may be.

        9. It is understood that any of the shareholders, directors, officers, employees and agents of the Fund may be a shareholder, director, officer, employee or agent of, or be otherwise interested in, the Manager, any affiliated person of the Manager, any organization in which the Manager may have an interest or any organization which may have an interest in the Manager; that the Manager, any such affiliated person or any such organization may have an interest in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the articles of incorporation of the Fund, the limited liability company agreement of the Manager or specific provisions of applicable law.

        10. This Agreement shall become effective as of the date of its execution, and

                (a) unless otherwise terminated, this Agreement shall continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on, such approval;

                (b) this Agreement may at any time be terminated on sixty days' written notice to the Manager either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio;

                (c) this Agreement shall automatically terminate in the event of its assignment;

                (d) this Agreement may be terminated by the Manager on ninety days' written notice to the Fund;

        Termination of this Agreement pursuant to this section 10 shall be without the payment of any penalty.

        11. This Agreement may be amended at any time by mutual consent of the parties, provided that, if required by law (as may be modified by any exemptions received by the Manager), such consent on the part of the Fund shall have been approved by vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

        12. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act. References in this Agreement to any assets, property or liabilities "belonging to" the Portfolio shall have the meaning defined in the Fund's articles of incorporation as amended from time to time.

        13. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund, to any shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

METROPOLITAN SERIES FUND, INC.,             METLIFE ADVISERS, LLC
on behalf of its MetLife Aggressive
Allocation Portfolio

By: /s/ John F. Guthrie, Jr.                By: /s/ John F. Guthrie, Jr.
    ----------------------------                ----------------------------
    John F. Guthrie, Jr.                        John F. Guthrie, Jr.
    Senior Vice President                       Senior Vice President

                                                             Exhibit 77Q1(e)(vi)

                         METROPOLITAN SERIES FUND, INC.

                       SUB-INVESTMENT MANAGEMENT AGREEMENT
                      (Oppenheimer Global Equity Portfolio)

        This Sub-Investment Management Agreement (this "Agreement") is entered into as of May 1, 2005 by and between Metropolitan Series Fund, Inc., a Maryland Corporation (the "Fund"), MetLife Advisers, LLC, a Delaware limited liability company (the "Investment Manager"), and OppenheimerFunds, Inc. a Colorado corporation (the "Sub-Investment Manager").

        WHEREAS, the Investment Manager has entered into a Management Agreement dated May 1, 2001 (the "Management Agreement") with the Fund, pursuant to which the Investment Manager provides portfolio management and administrative services to the Oppenheimer Global Equity Portfolio (the "Portfolio");

        WHEREAS, the Management Agreement provides that the Investment Manager may delegate any or all of its portfolio management responsibilities under the Management Agreement to a sub-investment manager;

        WHEREAS, the Investment Manager desires to retain the Sub-Investment Manager to render portfolio management services in the manner and on the terms set forth in this Agreement.

        NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Fund, the Investment Manager and the Sub-Investment Manager agree as follows:

        1.      Subadvisory Services.

                a. The Sub-Investment Manager shall, subject to the supervision of the Investment Manager and in cooperation with the Investment Manager, as administrator, or with any other administrator appointed by the Investment Manager (the "Administrator"), manage the investment and reinvestment of the assets of the Portfolio. The Sub-Investment Manager shall invest and reinvest the assets of the Portfolio in conformity with (1) the investment objective, policies and restrictions of the Portfolio set forth in the Fund's prospectus and statement of additional information, as revised or supplemented from time to time including revisions indicated by the Sub-Investment Manager, relating to the Portfolio (the "Prospectus"), (2) any additional policies or guidelines established by the Investment Manager or by the Fund's Directors that have been furnished in writing to the Sub-Investment Manager and (3) the provisions of the Internal Revenue Code (the "Code") applicable to "regulated investment companies" (as defined in Section 851 of the Code) and "segregated asset accounts" (as defined in Section 817 of the Code) including, but not limited to, the diversification requirements of Section 817(h) of the Code and the regulations thereunder, all as from time to time in effect (collectively, the "Policies"), and with all applicable provisions of law, including without limitation all applicable provisions of the Investment Company Act of 1940 (the "1940 Act") the rules and regulations thereunder and the interpretive opinions thereof of the staff of the Securities and Exchange Commission ("SEC") ("SEC Positions"); provided, however, that the Investment Manager agrees to inform the Sub-Investment Manager of any and all applicable state insurance law restrictions that operate to limit or restrict the investments the Portfolio might otherwise make ("Insurance Restrictions"), and to inform the Sub-Investment Manager promptly of any changes in such Insurance Restrictions. Subject to the foregoing, the Sub-Investment Manager is authorized, in its discretion and without prior consultation with the Investment Manager, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Portfolio may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Sub-Investment Manager shall determine. Notwithstanding the foregoing provisions of this Section 1.a, however, the Sub-Investment Manager shall, upon written instructions from the Investment Manager, effect such portfolio transactions for the Portfolio as the Investment Manager shall determine are necessary in order for the Portfolio to comply with the Policies.

                b. The Sub-Investment Manager shall furnish the Investment Manager and the Administrator, monthly, quarterly and/or annual reports concerning portfolio transactions and the investment performance (performance as provided by the Investment Manager or the Fund's Pricing agent) of the Portfolio in such form as may be mutually agreed upon, and agrees to review the Portfolio and discuss the management of the Portfolio with representatives or agents of the Investment Manager, the Administrator or the Fund at their reasonable request.

                c. Investment Manager acknowledges that the Sub-Investment Manger is not the compliance agent for the Fund or for the Investment Manager, and does not have access to all of the Fund's books and records necessary to perform certain compliance testing. To the extent that the Sub-Investment Manager, has agreed to perform the services specified in this Section the Sub-Investment Manager shall perform such services based upon its books and records with respect to the Portfolio, which comprise a portion of the Portfolio's books and records. The Sub-Investment Manager shall, as part of a complete portfolio compliance testing program, perform quarterly diversification testing under Section 817 (h) of the Code. The Sub-Investment Manager shall provide timely notice each calendar quarter that such diversification was satisfied, or if not satisfied, that corrections were made within 30 days of the end of the calendar quarter. The Sub-Investment Manager shall also provide the Investment Manager, the Administrator or the Fund with such other information and reports as may reasonably be requested by the Investment Manager, the Administrator or the Fund from time to time, including without limitation all material as reasonably may be requested by the Directors of the Fund pursuant to
Section 15(c) of the 1940 Act. The Sub-Investment Manager shall furnish the Investment Manager (which may also provide it to the Fund's Board of Directors) with copies of all material comments that are directly related to the Portfolio and the services provided under this Agreement received from the SEC following routine or special SEC examinations or inspections.

                d. The Sub-Investment Manager shall provide to the Investment Manager a copy of the Sub-Investment Manager's Form ADV as filed with the SEC and any amendments or restatements thereof to part II in the future and a list of the persons whom the Sub-Investment Manager wishes to have authorized to give written and/or oral instructions to custodians of assets of the Portfolio.

                e. Unless the Investment Manager gives the Sub-Investment Manager written instructions to the contrary and subject to the receipt of all necessary voting materials, the Sub-Investment Manager shall use its good faith judgment in a manner which it reasonably believes best serves the interest of the Portfolio's shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio are invested in accordance with the Sub-Investment Manager's proxy voting procedures, provided, however, that regulatory reporting of such voting activity is the responsibility of Investment Manager, and any costs incurred relating to materials for such regulatory reporting are the responsibility of Investment Manager and/or the Portfolio. Sub-Investment Manager will provide data needed to file Form N-PX to Investment Manager in a format as may be mutually agreed upon.

                f. The Sub-Investment Manager will provide reasonable assistance, which would include fair value price determinations of the Sub-Investment Manager, to the Investment Manager regarding the valuation of securities that are not registered for public sale, not traded on any securities markets, or otherwise may be deemed illiquid for purposes of the 1940 Act and for which market or broker quotations are not readily available, provided, however, that the parties acknowledge that the Sub-Investment Manager is not the fund accounting agent for the Portfolio and is not responsible for pricing determinations or calculations and any information provided pursuant to this position by Sub-Investment Manager will be provided for information purposes only.

                g. If requested by the Sub-Investment Manager, the Investment Manager will coordinate with its affiliated insurance companies to seek to identify and prevent beneficial investors in the Portfolio from market timing the purchase and sale of the Portfolio's shares or engaging in arbitrage activity to the detriment of long-term investors in the Portfolio.

                h. Investment Manager will make reasonable effort to assure all requested country registrations will be in place by the Sub-Investment Managers' management start date so that the Sub-Investment Manager can invest the Portfolio's assets according to its investment strategy.

                i. In performing its obligations under this Agreement, the Sub-Investment Manager may rely upon information provided to it by the Fund or on behalf of the Fund, Investment Manager, the Fund's custodian or other agent and will not independently verify the accuracy or completeness of such information. The Sub-Investment Manager shall not be liable for any loss, claim or damages related to such reliance. For the purposes of this provision, "Sub-Investment Manager" shall include any affiliate of the Sub-Investment Manager performing services for the Fund contemplated hereunder and any officer, director, employee, agent of the Sub-Investment Manager or such affiliate.

                j. The Sub-Investment Manager makes no representations or warranty, express or implied that any level of performance or investment results will be achieved by the Portfolio or that the Portfolio will perform comparably with any standard, including any other clients of the Sub-Investment Manager or index.

        2.      Obligations of the Investment Manager.

                a. The Investment Manager shall provide (or cause the Fund's custodian to provide) information to the Sub-Investment Manager in a timely manner regarding such matters as the composition of assets in the Portfolio, cash requirements and cash available for investment in the Portfolio, and all other information as may be reasonably necessary for the Sub-Investment Manager to perform its responsibilities hereunder. Investment Manager shall instruct the Fund's Custodian and Fund Accountant to make reasonable efforts to establish automated communications with the Sub-Investment Manager.

                b. The Investment Manager has furnished the Sub-Investment Manager a copy of the Prospectus and agrees during the continuance of this Agreement to furnish the Sub-Investment Manager copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Investment Manager agrees to furnish the Sub-Investment Manager with relevant sections of minutes of meetings of the Directors of the Fund applicable to the Portfolio to the extent they may affect the duties of the Sub-Investment Manager, and with copies of any financial statements or reports of the Fund with respect to the Portfolio to its shareholders, and any further materials or information which the Sub-Investment Manager may reasonably request to enable it to perform its functions under this Agreement, including, but not limited to, timely information relating to any Insurance Restrictions.

                c. The Sub-Investment Manager agrees that all books and records which it maintains for the Fund are the Fund's property. The Sub-Investment Manager also agrees upon request of the Investment Manager or the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Sub-Investment Manager shall permit all books and records with respect to the Portfolio to be inspected and audited by the Investment Manager and the Administrator at all reasonable times during normal business hours, upon reasonable notice. The Sub-Investment Manager further agrees to maintain and preserve the Fund's books and records in accordance with the Investment Company Act and rules thereunder.

        3. Custodian. The Investment Manager shall provide the Sub-Investment Manager with a copy of the Portfolio's agreement with the custodian designated to hold the assets of the Portfolio (the "Custodian") and any modifications thereto (the "Custody Agreement"). The assets of the Portfolio shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Sub-Investment Manager shall provide timely instructions directly to the Fund's custodian, in the manner and form of which will be mutually agreed upon by the Sub-Investment Manager and the Custodian necessary to effect the investment and reinvestment of the Portfolio's assets. Any assets added to the Portfolio shall be delivered directly to the Custodian.

        4. Expenses. Except for expenses specifically assumed or agreed to be paid by the Sub-Investment Manager pursuant hereto, the Sub-Investment Manager shall not be liable for any expenses of the Investment Manager or the Fund including, without limitation, (a) interest and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Portfolio, and
(c) custodian fees and expenses. The Sub-Investment Manager will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement.

        5. Purchase and Sale of Assets. Absent instructions from the Investment Manager to the contrary, the Sub-Investment Manager shall place all orders for the purchase and sale of securities for the Portfolio with brokers or dealers selected by the Sub-Investment Manager, which may include brokers or dealers affiliated with the Sub-Investment Manager, provided such orders comply with Rule 17e-1 (or any successor or other relevant regulations) under the 1940 Act in all respects. To the extent consistent with applicable law and then-current SEC positions, purchase or sell orders for the Portfolio may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Investment Manager. The Sub-Investment Manager agrees that securities are to be purchased through brokers and dealers that, in the Sub-Investment Manager's best judgment, offer the best combination of price and execution. The Sub-Investment Manager, in seeking to obtain best execution of portfolio transactions for the Portfolio, may consider the quality and reliability of brokerage services, as well as research and investment information and other services provided by brokers or dealers. Accordingly, the Sub-Investment Manager's selection of a broker or dealer for transactions for the Portfolio may take into account such relevant factors as (i) price, (ii) the broker's or dealer's facilities, reliability and financial responsibility, (iii) when relevant, the ability of the broker to effect securities transactions, particularly with regard to such aspects as timing, order size and execution of the order, (iv) the broker's or dealer's recordkeeping capabilities and (v) the research and other services provided by such broker or dealer to the Sub-Investment Manager which are expected to enhance its general portfolio management capabilities (collectively, "Research"), notwithstanding that the Portfolio may not be the exclusive beneficiary of such Research. Commission rates, being a component of price is one factor considered together with other factors. The Sub-Investment Manager shall not be obligated to seek in advance competitive bidding for the most favorable commission rate applicable to any particular transaction for the Portfolio or to select any broker-dealer on the basis of its purported posted commission rate. Accordingly, in compliance with
Section 28(e) of the Securities Exchange Act of 1934, as amended, the Sub-Investment Manager, in its discretion, may cause the Portfolio to pay a commission for effecting a transaction for the Portfolio in excess of the amount another broker or dealer would have charged for effecting that transaction. This may be done where the Sub-Investment Manager has determined in good faith that the commission is reasonable in relation to the value of the brokerage and/or Research provided by the broker to the Sub-Investment Manager. From time to time, when determined by the Sub-Investment Manager in its capacity of a fiduciary to be in the best interest of the Portfolio, the Sub-Investment Manager may purchase securities from or sell securities on behalf of the Portfolio to another account managed by the Sub-Investment Manager at prevailing market levels in accordance with the procedures under Rule 17a-7 under the 1940 Act and other applicable law.

        6. Compensation of the Sub-Investment Manager. As full compensation for all services rendered, facilities furnished and expenses borne by the Sub-Investment Manager hereunder, the Investment Manager shall pay the Sub-Investment Manager compensation at the annual rate specified by the schedule of fees in the Appendix to this Agreement. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Investment Manager is paid by the Portfolio pursuant to the Management Agreement. If the Sub-Investment Manager shall serve for less than the whole of any month or other agreed-upon interval, the foregoing compensation shall be prorated. The Investment Manager may from time to time waive the compensation it is entitled to receive from the Fund; however, any such waiver will have no effect on the Investment Manager's obligation to pay the Sub-Investment Manager the compensation provided for herein.

        7. Non-Exclusivity. The Investment Manager agrees that the services of the Sub-Investment Manager are not to be deemed exclusive and that the Sub-Investment Manager and its affiliates are free to act as investment manager and provide other services to various investment companies and other managed accounts, except as the Sub-Investment Manager and the Investment Manager or the Administrator may otherwise agree from time to time in writing before or after the date hereof. This Agreement shall not in any way limit or restrict the Sub-Investment Manager or any of its directors, officers, employees or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities do not adversely affect or otherwise impair the performance by the Sub-Investment Manager of its duties and obligations under this Agreement. The Investment Manager recognizes and agrees that the Sub-Investment Manager may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Portfolio. The Sub-Investment Manager shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Investment Manager in any way or otherwise be deemed an agent of the Fund or the Investment Manager except in connection with the investment management services provided by the Sub-Investment Manager hereunder.

        8. Liability. Except as may otherwise be provided by the 1940 Act or other federal securities laws, neither the Sub-Investment Manager nor any of its officers, partners, managing directors, employees, affiliates or agents shall be subject to any liability to the Investment Manager, the Fund, the Portfolio or any shareholder of the Portfolio for any loss arising from any claim or demand based upon, any error of judgment, or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of any duties or by reason of reckless disregard of its obligations and duties. The Investment Manager acknowledges and agrees that the Sub-Investment Manager makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Portfolio or that the Portfolio will perform comparably with any standard or index, including other clients of the Sub-Investment Manager, whether public or private.

        9. Effective Date and Termination. This Agreement shall become effective as of May 1, 2005, and

                a. unless otherwise terminated, this Agreement shall continue in effect until May 1, 2007, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by vote of a majority of the Directors of the Fund who are not interested persons of the Fund, the Investment Manager or the Sub-Investment Manager, cast in person at a meeting called for the purpose of voting on such approval;

                b. this Agreement may at any time be terminated on sixty days' written notice to the Sub-Investment Manager either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio;

                c. this Agreement shall automatically terminate in the event of its assignment or upon the termination of the Management Agreement;

                d. this Agreement may be terminated by the Sub-Investment Manager on sixty days' written notice to the Investment Manager and the Fund, or, if approved by the Board of Directors of the Fund, by the Investment Manager on sixty days' written notice to the Sub-Investment Manager; and

        Termination of this Agreement pursuant to this Section 9 shall be without the payment of any penalty. In the event of termination of this Agreement, all compensation due to the Sub-Investment Manager through the date of termination will be calculated on a pro rata basis through the date of termination and paid on the first business day after the next succeeding month end.

        10. Amendment. This Agreement may be amended at any time by mutual consent of the Investment Manager and the Sub-Investment Manager, provided that, if required by law (as may be modified by any exemptions received by the Investment Manager), such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the Directors of the Fund who are not interested persons of the Fund, the Investment Manager or the Sub-Investment Manager, cast in person at a meeting called for the purpose of voting on such approval.

        11. Certain Definitions. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC under the 1940 Act.

        12.     General.

                a. The Sub-Investment Manager may perform its services through any employee, officer or agent of the Sub-Investment Manager, and the Investment Manager shall not be entitled to the advice, recommendation or judgment of any specific person; provided, however, that the persons identified in the Prospectus of the Portfolio shall perform the portfolio management duties described therein until the Sub-Investment Manager notifies the Investment Manager that one or more other employees, officers or agents of the Sub-Investment Manager, identified in such notice, shall assume such duties as of a specific date. The Sub-Investment Manager shall use commercially reasonable efforts to inform the Investment Manager of any such events enough time prior to the event taking effect such that allows the Investment Manager sufficient time to prepare and file any necessary supplement to the Prospectus.

                b. If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

                c. This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

        13.     Use of Name.

                It is understood that the phrase "OppenheimerFunds, Inc." and any logos associated with that name are the valuable property of the Sub-Investment Manager, and that the Fund has the right to include such phrases as a part of the names of its series or for any other purpose only so long as this Agreement shall continue. Upon termination of this Agreement the Fund shall forthwith cease to use such phrases and logos.

        14.     Notices.

                Any notice under this Sub-Advisory Agreement shall be in writing, addressed and delivered or mailed, at the addresses below or such other address as such other party may designate for the receipt of such notice.

If to the Investment Manager:
                John F. Guthrie, Jr.
                MetLife Advisers, LLC
                501 Boylston Street
                Boston, MA 02116

                With a copy to Thomas M. Lenz
                At the same address

If to the Sub-Investment Manager:
                Christina Nasta
                OppenheimerFunds, Inc.
                2 World Financial Center, 225 Liberty St, 11th Floor New York, NY 10281

                With a copy to OFI Legal, Attn: Susan Mattisinko
                At the same address

        15.     Confidentiality.

                All information and advice furnished by one party to the other party (including their respective agents, employees and representatives) hereunder shall be treated as confidential and shall not be disclosed to third parties, except as may be necessary to comply with applicable laws, rules and regulations, subpoenas or court orders.

                                    METROPOLITAN SERIES FUND, INC.

                                    By /s/ Thomas M. Lenz
                                       ------------------------------
                                       Thomas Lenz
                                       Vice President and Secretary

                                    METLIFE ADVISERS, LLC

                                    By /s/ John F. Guthrie, Jr.
                                       ------------------------------
                                       John F. Guthrie, Jr.
                                       Senior Vice President

                                    OppenheimerFunds, Inc.

                                    By /s/ Christine M. Nasta
                                       ------------------------------
                                       Name: Christina M. Nasta
                                       Title: Vice President

                                    Appendix

                             OPPENHEIMERFUNDS, INC.

                   Metropolitan Series Fund, Inc. Fee Schedule

                       Oppenheimer Global Equity Portfolio

                        1st $50 Million            0.500%
                        next $250 Million          0.400%
                        next $250 Million          0.340%
                        next $500 Million          0.300%
                        over $1,050 Million        0.275%
          of the average daily value of the net assets of the Portfolio